UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2003

MAXIMUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-12997	54-1000588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia 20190-5207

(Address of Principal Executive Offices, including Zip Code)

(703) 251-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following Exhibit 99.1 is furnished by MAXIMUS, Inc. (the “Company”) pursuant to Item 12 of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated August 1, 2003

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12 of this Current Report on Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release No. 34-47583; March 27, 2003.

On August 1, 2003, the Company announced its financial results for the quarter ended June 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: August 1, 2003	By:	/s/ Richard A. Montoni
Richard A. Montoni, Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 1, 2003